UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2022 (December 7, 2022)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03     Material Modification to Rights of Security Holders

To the extent applicable, the information set forth under Item 5.03 below is incorporated by reference as if fully set forth herein.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 7, 2022, in connection with the effectiveness of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding universal proxy cards ( “Rule 14a-19”), certain changes to the General Corporation Law of the State of Delaware (the “DGCL”) and a review of the Amended and Restated By-Laws of Gibraltar Industries, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted the Second Amended and Restated By-Laws of the Company (as so amended and restated, the “Second Amended and Restated By-Laws”), effective immediately.
The Second Amended and Restated By-Laws, among other things:
•update certain provisions related to the conduct of stockholder meetings, including clarifying or providing that (1) the Company can postpone, reschedule or cancel stockholder meetings (other than a special meeting of the stockholders that was called at the request of the stockholders), (2) the number of nominees submitted by stockholders may not exceed the number of directors to be elected at a meeting, (3) meeting chairperson has the power, right and authority to convene and recess or adjourn such meeting of stockholders from time to time, (4) a stockholder seeking to present a nomination or other business at a meeting of the stockholders must appear (in person or by an appropriate representative) at such meeting and (5) the meeting chairperson has power to determine whether a nomination or any other business was properly brought before a meeting, relates to an item of business that is a proper subject for stockholder action under applicable law and was made or proposed, as the case may be, in accordance with the procedures set forth in the Second Amended and Restated By-Laws and applicable law, and if not, to declare that no action will be taken on such nomination or other proposal and that the Company will disregard any proxies or votes solicited for such nomination or other business;

•enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals, including, among other things, (1) to provide that, to be timely, stockholders must provide notice of director nominations or other business (a) to be presented at the Company’s annual meeting of stockholders no more than 120 days (previously 90 days) and not less than 90 days (previously 60 days) prior to the anniversary date of the immediately preceding annual meeting of stockholders or (b) to be presented at a special meeting of stockholders no more than 120 days and not less than 90 days prior to such special meeting, provided that if the mailing of the notice and public disclosure of the date of the special meeting were less than 100 days prior to the date of the special meeting, a notice of director nominations or other business shall be timely if provided by the close of business on the tenth day following the date of such mailing or public disclosure, (2) to provide that the adjournment, recess, judicial stay, rescheduling or postponement, or announcement thereof, of any meeting of stockholders shall not commence a new time period for giving of notice under the advance notice bylaws, (3) to require that stockholders proposing a nomination or other matter for any meeting of stockholders must be a stockholder of record at the time of the notice, on the record date and at the time of the meeting of stockholders, be entitled to vote at the meeting and comply with the notice procedures and other applicable requirements of the Second Amended and Restated By-Laws and applicable law, (4) to require additional information relating to the noticing stockholder and the related beneficial owner, a proposed nominee, if any, and a stockholder proposal, if any, be provided in any stockholder notice of director nominations or other business to be presented at any meeting of stockholders, (5) to provide that the Company may require such noticing stockholder to provide such other information as it may reasonably require to determine the eligibility of any proposed nominee to serve as an independent director, (6) to require that the noticing stockholder must update the information provided to the Company as of the record date and as of a date nearer to the meeting date; (7) to provide that that the Board may require any proposed nominee to submit to interviews with the Board; and (8) to provide that the disclosure requirements for stockholder nominations and proposals at meetings of stockholders also apply to proposed stockholder actions by written consent;

•make technical changes in light of the universal proxy rules, including, among other things, (1) to require that any stockholder providing notice pursuant to Rule 14a-19 deliver to the Secretary of the Company (a) notice that such stockholder intends to solicit proxies for nominees in compliance with Rule 14a-19 and, no later than seven business days prior to the applicable stockholder meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) have been satisfied, and (b) notice of failure to comply with Rule 14a-19 or that such stockholder no longer intends to solicit proxies in accordance with Rule 14a-19, (2) to require any director nominee to consent to inclusion in a proxy statement and card and to comply with Company policies and (3) to require that the form of proxies must be prepared in accordance with Rule 14a-19;

•modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL;

•clarify that stockholder meetings may be held by means of remote communication and that notices and consents may be given by electronic transmission;

•provide requirements for delivery of stockholder requests for special meetings, and provide that the Board, Chair of the Board, President or Secretary of the Company need not call a special meeting of the stockholders upon written request of stockholders holding 25% of the total voting power of the outstanding shares of capital stock of the Company if the stockholders requesting such special meeting do not comply with the Second Amended and Restated By-Laws, the special meeting request was made in a manner that violated Regulation 14A under the Exchange Act or the proposed business described in the request is not a proper subject for stockholder action pursuant to state law or any rule or regulation of the Securities and Exchange Commission or can be excluded from consideration at a special meeting pursuant to the Second Amended and Restated By-Laws;

•update the default voting threshold for stockholder approval to clarify that, if a different or minimum voting threshold is required pursuant to the rules and regulations of any stock exchange applicable to the Company, that threshold governs;

•clarify that a director may be removed with or without cause by the holders of a majority of the shares then entitled to vote on an election of directors;

•clarify that the Chair of the Board may, but does not have to be, designated by the Board as an officer of the Company, clarify the authority of such Chair (and the ability of the President or Secretary to chair stockholder meetings in the absence of, or at the direction of, the Chair of the Board) and remove the role of Vice Chair of the Board;

•clarify that the President of the Company has the power to appoint and remove additional officers of the Company not specified in the Second Amended and Restated By-Laws;

•remove a provision regarding loans to officers or employees of the Company;

•clarify that a majority vote of the directors present at a meeting of the Board at which a quorum is present is required for the Board to amend the Second Amended and Restated By-Laws; and

•make various immaterial modifications, conforming edits and other updates that provide clarification and consistency, including using gender neutral terms, adding references to stockholding in book entry form and defining and clarifying the scope and meaning of certain terms.

The foregoing summary of, and the description of the revisions to, the Second Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 8.01     Other Events

As disclosed under Item 5.03 herein, the Second Amended and Restated By-Laws modify the Company’s advance notice period. The Company is also providing an updated notice period herein in accordance with the Securities and Exchange Commission’s guidance regarding Rule 14a-19. Accordingly, the deadlines disclosed in the Company’s 2022 proxy statement under “Stockholders’ Proposals” are hereby replaced in their entity with the following:

STOCKHOLDERS’ PROPOSALS

Stockholders who wish to nominate persons for election to the Board or propose other matters to be considered at the 2023 annual meeting must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Second Amended and Restated By-Laws, no earlier than January 4, 2023 and no later than February 3, 2023. Stockholders are advised to review our Second Amended and Restated By-Laws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be sent to the attention of the Secretary at the Company’s headquarters located at 3556 Lake Shore Road, PO Box 2028, Buffalo, New York 14219-0228. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) to the extent applicable.

The requirements for advance notice of stockholder proposals under our Second Amended and Restated By-Laws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act. December 2, 2022 is the deadline for stockholders to submit proposals to be included in our proxy statement for our 2023 annual meeting under Rule 14a-8 under the Exchange Act. However, if the date of the 2023 annual meeting is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send our proxy statement for the 2023 annual meeting. Proposals by stockholders must comply with all requirements of applicable rules of the Securities and Exchange Commission, including Rule 14a-8, and be sent to the attention of the Secretary at the Company’s headquarters located at 3556 Lake Shore Road, PO Box 2028, Buffalo, NY 14219-0228. Submitting a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Second Amended and Restated By-Laws, Rule 14a-8 under the Exchange Act, as applicable, and other applicable requirements.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
3.1	Second Amended and Restated By-Laws of Gibraltar Industries, Inc., effective as of December 7, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	December 9, 2022
		By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Senior Vice President and Chief Financial Officer

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